Exhibit 10.19

LEASEHOLD PURCHASE AGREEMENT

This Leasehold Purchase Agreement (the “Agreement”) is effective as of the 8th day of March, 2012 (the “Effective Date”), by and between CIRCLE STAR ENERGY CORP., a Nevada corporation (the “Purchaser”) and WEVCO PRODUCTION, INC., an Ohio corporation (the “Seller”).

RECITALS

WHEREAS, Seller desires to sell, without warranty of title, either expressed or implied, all of its rights, title and working interest in and to those certain Oil and Gas Leases, containing up to 64,575 net acres, more or less, situated in Gove and Trego Counties, Kansas, described more fully in Exhibit A attached hereto and made a part hereof (the “Leaseholds”); and,

WHEREAS, Seller desires to sell, and Purchaser agrees to purchase, all of Seller’s rights, title and working interests in and to the Leaseholds, without warranty of title, either expressed or implied, for the purchase price hereinafter set forth, and subject to the terms and conditions contained herein.

NOW, THEREFORE, in consideration of the promises and mutual obligations of the parties contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be bound, hereby agree to incorporate the Recitals as if fully rewritten in this Agreement, and further agree as follows:

AGREEMENT

1. PURCHASE AND SALE:  Seller hereby agrees to sell, and Purchaser hereby agrees to purchase, all of Seller’s rights, title and working interests in and to the Leaseholds, without warranty of title, either expressed or implied, for the purchase price set forth below and subject to the terms and conditions set forth herein.

2. LEASEHOLDS:  The Leaseholds consist of all of Seller’s rights, title and interest in and to the oil and gas in and under the net acreage covered by the Leaseholds, subject to prior reservations totaling 4.5% of 8/8 overriding royalty interest recorded in the Office of the Register of Deeds, Trego County, Kansas in Book 175 at Pages 558 and 566 and in Book 176 at Page 339 and recorded in the Office of the Register of Deeds, Gove County, Kansas in Book 176 at Pages 342 and 344 and in Book 177 at Pages 397.  The Leaseholds represent a 100% working interest in the Leaseholds and no less than an eighty three percent (83%) net revenue interest.

3. PURCHASE PRICE:  The purchase price for the Leaseholds is Five Million and no/100 U.S. Dollars ($5,000,000.00) payable in cash and One Million (1,000,000) shares of common stock of the Purchaser (“Shares”) (collectively, the “Purchase Price”), all delivered on or before Closing.

4. NON-REFUNDABLE EARNEST MONEY:  Contemporaneously with the execution of this Agreement, Purchaser shall wire or cause to be wired to Seller the non-refundable sum of One Hundred Thousand and no/100 U.S. Dollars ($100,000.00) (“Signing Bonus”).  No later than 11:59 PM EST on March 15, 2012, Purchase shall: (i) wire or cause to be wired to Seller the non-refundable sum of Two Hundred Thousand and no/100 U.S. Dollars ($200,000.00) (“Delayed Signing Bonus”) and (ii) have authorized the issuance of and delivered or cause to be delivered to Seller, the Shares.  The Signing Bonus, Delayed Signing Bonus and Shares are collectively referred to herein as “Earnest Money”.  Purchaser acknowledges and agrees that the Earnest Money is reasonable with respect to the total Purchase Price and the time the Leaseholds will remain off the market on account of this Agreement.  If Purchaser fails to take the actions contemplated by Section 8(b) on or before the Closing Date, the Earnest Money shall be retained by Seller as consideration paid to leave Seller's irrevocable and exclusive offer open to Purchaser through the Closing Date and shall not act as a credit to the Purchase Price or towards the purchase of the Leaseholds.  If Purchaser takes the actions contemplated by Section 8(b) on or before the Closing Date, the Earnest Money shall be credited against the Purchase Price.  Seller’s receipt of the Earnest Money shall in no way prejudice Seller's rights in any action for damages or specific performance.

5. DELAY RENTALS:  Seller shall pay any delay rentals, minimum rentals and/or shut-in payments on the Leaseholds which become due and payable on or before the Closing Date.  Purchaser shall pay any delay rentals, minimum rentals and/or shut-in payments on the Leaseholds which become due and payable after the Closing Date.

6. CONDITIONS TO SELLER'S OBLIGATION TO CLOSE:  The obligation of Seller to deliver the Transaction Documents (defined below) in accordance with Section 8(a) is subject to the satisfaction to Purchaser timely wiring and delivering the Earnest Money to Seller in full in accordance with the terms and conditions set forth in Section 4.

7. CLOSING:  The closing (the “Closing”) of the transaction contemplated herein shall take place at the law offices of Dinsmore & Shohl, LLP, 191 W. Nationwide Blvd, Ste 300, Columbus, Ohio, and shall occur as soon as reasonably practicable after the Effective Date, but in all events no later than 11:59 PM EST on April 30, 2012 (the “Closing Date”).

8. CLOSING OBLIGATIONS.  At the Closing, Seller and Purchaser shall take the following actions:

(a)	Subject to the conditions and obligations of this Agreement, Seller shall deliver the following to Purchaser at the Closing:

(i)	Duly executed and acknowledged assignor’s counterparts to the assignments of Leaseholds (the “Assignments”) in the same forms attached hereto as Exhibit B and made a part hereof; and

(ii)	Original Leases covering the Leaseholds (“Original Leases”) (the Assignments and Original Leases are collectively referred to as the “Transfer Documents”).

(b)	Purchaser shall take the following actions at the Closing:

(i)           Duly execute and acknowledge the assignee's counterparts to the Assignments, and record original copies of the Assignments with the appropriate recording authorities in the counties where the Leaseholds are situated; and

(ii)           Deliver to Seller the Purchase Price less the Earnest Money in cash and fully executed copies of the Assignments.

9. EVENTS OF TERMINATION:  This Agreement may be immediately terminated and the transaction contemplated hereby abandoned as follows:

(a)           By the mutual written consent of the Seller and Purchaser;

(b)	By Seller, if Purchaser fails to timely wire and deliver the Earnest Money to Seller in full, in accordance with the terms and conditions set forth in Section 4;

(c)	By Seller, if Purchaser has defaulted on its obligation to consummate the Closing on or before the Closing Date; or

(d)	By Purchaser, if Seller has defaulted on its obligation to consummate the Closing on or before the Closing Date.

In addition, Seller may, upon written notice, terminate this Agreement in the event the Purchaser materially breaches any representation, warranty or covenant in this Agreement.  Upon termination of this Agreement by Seller pursuant to Section 9, the Earnest Money (or any part if less than all is delivered) shall be retained by Seller as its exclusive remedy for Purchaser’s default.

10. EXPENSES OF PURCHASER:  Purchaser shall pay for the following expenses relative to this transaction: (i) all costs and expenses of recording the Assignment; (ii) its own financing expenses, if any; (iii) its own attorneys’ fees; and (iv) all costs and expenses relating to conveyance fees or taxes, if applicable.

11. EXPENSES OF SELLER: Seller shall pay its own attorneys’ fees incurred in this transaction.

12. REPRESENTATIONS AND WARRANTIES OF SELLER:  Seller represents and warrants that: (i) Seller is not warranting title to the Leaseholds either express or implied; (ii) Seller is the owner of those interests being sold pursuant to this Agreement; (iii) Seller has the right and authority to sell and convey the Leasehold interest; (iv) the Leaseholds are free and clear of all encumbrances created by, through or under Seller; (v) the undersigned has the authority to execute, deliver and perform this Agreement on Seller’s behalf and has been authorized to execute the Agreement on behalf of Seller; and (vi) except as set forth on Exhibit C, to Seller’s knowledge there are no set of facts, events or occurrences that would be reasonably likely to prevent or materially delay the performance by Seller of any of its obligations under this Agreement or the consummation of the transactions contemplated hereby.

13. REPRESENTATIONS AND WARRANTIES OF PURCHASER:  Purchaser represents and warrants that: (i) Purchaser has relied or will rely upon its own examination of the Leaseholds with regard to its title, physical condition, character, and suitability for Purchaser’s intended uses thereof; (ii) the undersigned has the authority to execute, deliver and perform this Agreement on Purchaser’s behalf and has been authorized to execute the Agreement on behalf of Purchaser; (iii) Seller shall have no obligation to pay any commission or broker’s or finder’s fees in connection with the transaction contemplated herein, except as otherwise noted herein; (iv) the Agreement is for real property and is not a security or required to be registered as a security; (v) the Shares, when delivered by the Purchaser, will be in compliance with all applicable laws, including federal and state securities laws; and (vi) Seller will have good title to the Shares, free and clear of any preemptive rights, rights of first refusal, rights of first offer, drag along rights or similar rights, liens, proxies, voting agreements, voting trusts or similar agreements.

14. PIGGYBACK REGISTRATION.  Whenever the Purchaser proposes to register any of its capital stock or other equity securities (“Equity Securities”) under the Securities Act of 1933, as amended, in a registered public offering and listing or quotation of the Equity Securities on one or more national securities exchanges (“Public Offering”), the Purchaser shall give prompt written notice to Seller of the Purchaser’s intention to effect such a registration and shall include the Shares in the registration unless the Seller notifies the Purchaser within twenty (20) days after the Seller’s receipt of the Purchaser’s notice that it wishes to be excluded from such registration (“Piggyback Registration”).  The registration expenses incurred in connection with a Piggyback Registration shall be paid by the Purchaser.  This Section 14 shall survive the Closing indefinitely.

15. EXCHANGE ACT REGISTRATION; RULE 144.  The Purchaser covenants and agrees that, until such time as Seller no longer holds the Shares:

(a)
During any time that the Purchaser is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated there under (“Exchange Act”), Purchaser shall timely file all required reports pursuant to the Exchange Act and, if required by law, maintain an effective registration statement (containing such information and documents as the SEC shall specify) with respect to the Equity Securities under the Exchange Act;

(b)
During any time that the Purchaser is subject to the reporting requirements of the Exchange Act, it shall upon the request of Seller, make whatever other filings with the SEC or otherwise make generally available to the public such financial and other information as may be reasonably necessary in order to enable the Seller to sell the Shares pursuant to the provisions of Rule 144 under the Securities Act (or any successor rule or regulation thereto); and

(c)
At such time that the Shares are eligible for transfer pursuant to Rule 144(k) under the Securities Act, the Purchaser shall, upon the written request of Seller and receipt of an opinion of counsel reasonably acceptable to the Purchaser, remove any restrictive legend from the applicable stock certificate at no cost to Seller.

16. ENTIRE AGREEMENT:  The provisions hereof and the exhibits attached hereto constitute the complete and entire agreement between the parties, and no representation, warranty, agreement, promise or other undertaking not specifically set forth herein or therein shall be binding upon or inure to the benefit of either party hereto.

17. BINDING EFFECT:  The provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their heirs, executors, administrators, successors and assigns.

18. TITLE HEADINGS:  The title headings hereof are being used for convenience purposes only, and shall not be used to construe or interpret this Agreement.

19. ASSIGNMENT:  Purchaser may not assign his rights herein without the prior written consent of Seller, which consent may be withheld in Seller’s sole and absolute discretion.

20. NOTICES:  All notices and other communications under this Agreement must be in writing and will be considered to be effective as of: (i) the date personally delivered to that party at the address for that party set forth below; (ii) three (3) days after mailing by U. S. certified mail (postage prepaid and return receipt requested) at the address for that party set forth below; or; (iii) on the date of delivery by Federal Express or any similar express delivery service, fee prepaid, and addressed to the address for that party set forth below:

If to Seller:
Wevco Production, Inc. 1933 East Dublin-Granville Road, PMB 107 Columbus, Ohio 43229 Bus: (614) 262-3118 – Fax: (614) 261-9351 Email: wevco@columbus.rr.com Attn: W.E. Valentine, President

If to Purchaser:
Circle Star Energy Corp. 7065 Confederate Park Road, Ste 102 Fort Worth, TX 76102 Bus: (817) 404-9227 Email: fortworthoil@gmail.com Attn: Jeff Johnson, CEO

A delivery under this Agreement will be considered to be effective when made even though a party refuses to receive the communication.  A party may change the party’s address for communications under this Agreement by giving the other party notice of such change in the manner specified above.  If a party changes the party’s address and does not notify the other party in the manner specified above, a notice or other communication will be effective three days after it is sent by U. S. regular mail, postage prepaid, to the party’s address set forth above.

21. GOVERNING LAW:  This Agreement, and all disputes and questions arising hereunder, will be interpreted and decided in accordance with the laws of the State of Ohio, without regard to the conflicts of law provisions thereof.  The parties hereby designate the state and federal courts located in Franklin County, Ohio as the sole courts of proper venue and jurisdiction for any and all actions arising under and relating to this Agreement, its interpretation, or application, and hereby waive any and all defenses pertaining to venue and jurisdiction in any action maintained by any such court.

22. COUNTERPARTS.  This Agreement may be executed in two or more signature counterparts, each of which shall constitute an original, but all of which taken together shall constitute but one and the same instrument.  Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Agreement.  Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver a manually executed counterpart of this Agreement, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, or binding effect of this Agreement.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands on the date set forth above.

Purchaser:                                                                                                       Seller:

CIRCLE STAR ENERGY CORP.                                                                WEVCO PRODUCTION, INC.
a Nevada corporation                                                                                     an Ohio corporation

By:____________________________                                                    By:
      Jeff Johnson, CEO                                                                                     William E. Valentine, President

CORPORATE ACKNOWLEDGEMENTS

STATE OF TEXAS	:
	:	SS:
COUNTY OF ___________________	:

The foregoing instrument was acknowledged before me this ___ day of March, 2012, by Jeff Johnson, the Chief Executive Officer of Circle Star Energy Corp., a Nevada corporation, on behalf of said entity.

Notary Public

STATE OF OHIO	:
	:	SS:
COUNTY OF FRANKLIN	:

The foregoing instrument was acknowledged before me this ___ of March, 2012, by William E. Valentine, the President of Wevco Production, Inc., an Ohio corporation, on behalf of said entity.

Notary Public

This Instrument was prepared by:
WEVCO PRODUCTION, INC.
1933 E. Dublin Granville Road
PMB 107, Columbus, OH 432221

LEASEHOLD PURCHASE AGREEMENT Exhibit A SCHEDULE OF LEASEHOLDS
TREGO COUNTY, KANSAS
Lessor	Gross Acreage	Net Acreage	Effective Date	Term in Months	Recorded Book Page		Legal Description Legend:North=N, East=E, South=S, West=W, Section=Sec, Township=T, Range=R, Quarter=4 & Half= 2
Atwood, Max & Melissa	80	80	09/13/10	36	165	127	S2 NW4 Sec 19, T13S & R25W
Befort, John & Kimberly et al	160	160	03/07/08	60	151	375	SE4 Sec 18 T14S & R23W
Benton, Eldon S. & Lucille	320	320	09/30/06	120	141	491	N2 Sec 9, T13S & R24W
Berens Living Trust, 5/3/95, Robert L. & Joan	160	160	09/01/10	36	165	129	SW4 Sec 19, T13S & R25W
Berens Living Trust, 5/3/95, Robert L. & Joan	160	160	09/01/10	36	165	125	SE4 Sec 19, T13S & R25W
Berens Living Trust, 5/3/95, Robert L. & Joan	160	160	09/01/10	36	165	123	NW4 Sec 18, T13S & R25W
Berens Living Trust, 5/3/95, Robert L. & Joan	160	160	09/01/10	36	165	121	N2 S2 Sec 18, T13S & R25W
Berens Trust, Pearl Mater	160	160	09/30/06	120	141	525	SE4 Sec 35, T12S & R25W
Billinger, Alvin P. & Marie	480	480	03/30/06	120	137	504	S2 Sec 16 & NW4 Sec 16, T14S & R23W
Billinger, Alvin P. & Marie	800	800	03/30/06	120	137	506	Sec 9 & NW4 Sec 16, T13S & R25W
Billinger, Glennis & Elizabeth	240	240	05/01/06	120	138	345	SW4 NW4 Sec 5 & NW4 SW4 Sec 5, T12S & R25W & SE4 Sec 30, T12S & R24W
Billinger, Kenneth & Marilyn	200	200	06/02/06	72	139	198	N2 NE4 Sec 11, NE4 NW4 Sec 11 & W2 NW4 Sec 11, T13S & R25W
Billinger, Kenneth & Marilyn	120	120	06/02/06	72	139	196	W2 SW4 & W2 E2 SW4 Sec 2, T13S & R25W
Billinger Revocable Living Trust dated 5/29/08, Lydia M; Lydia M. Billinger, Trustee	640	640	09/21/11	60	173	673	N2 & SW4 Sec 35, T13S&R24W & SE4 Sec 13, T13S & R23W
Bowman, Nathan & Janelle	320	320	09/30/06	120	141	509	N2 Sec 19, T12S, R25W
Brandenburg Revocable Living Trust; Frances & Melvin	480	480	09/30/06	120	141	523	NW4 & SW4 Sec 34, T12S & R25W; SE4 Sec 34, T12S & R25W (1/2 int)
Buchholz, Glenn & Lori	160	160	09/29/10	36	165	134	SW4 Sec 20, T13S & R25W
Buchholz, Glenn & Lori, et al	160	160	09/01/10	36	165	131	NW4 Sec 20, T13S & R25W

Burbach, Agreement dated 1/8/82, FBO Winnifred M.	360	360	03/28/07	120	145	155	NE4 Sec 8, NW4 Sec 12 (3/4 Interest) & SW4 Sec 17 (1/2 Interest), T13S & R25W
Burbach, Marvin I.	280	280	03/28/07	120	145	153	SW4 Sec 4, NW4 Sec 12 (1/4 Interest )& SW4 Sec 17 (1/2 Interest), T13S & R25W
Burbach., Alice Viola Burbach Testamentary Trust B	160	160	03/28/07	120	145	157	SW4 Sec 10, T13S & R25W
Burbach, Rick & Laurita	480	480	09/30/06	120	141	513	SE4 Sec 5, T13S & R25W; SE4 Sec 27, NW4 Sec 36, T12S & R25W
Burbach, dated 12/3/88, The Living Trust of Warren L. , Warren L.& Darlene M. Burbach, Trustees	640	560	03/30/06	120	137	512	NE4 Sec 18, SE4 Sec 17, SE4 Sec 5 & N2 NW4 Sec 19, T13S & R25W
Burbach, dated 12/3/88, The Living Trust of Warren L. , Warren L.& Darlene M. Burbach, Trustees	160	160	08/21/06	120	141	27	NE4 Sec 5, T13S & R 25W
Critser, Bobby Lee & Ruth M.	460	460	02/07/07	120	144	367	SW4 Sec 15, W2 Sec 22 (except 20 ac tract) T12S & R23W
Currie, Bruce & Janet	160	160	09/30/06	120	141	527	SE4 Sec 36, T12S & R25W
Deines, Larry D. & Audrey E.	480	480	02/06/07	120	144	383	N2 Sec 19, T13S & R23W; NW4 Sec 13, T14S & R24W
Deines, Louis & Hilda	880	880	02/06/07	120	144	369	SE4 Sec 18, T13S & R22W & W2 Sec 17, NE4 Sec 22, W2 NE4 and NW4 Sec 24 , T13S & R23W
Deines, Robert M. & Cynthia A.	160	160	02/06/07	120	144	371	SW4 Sec 14, T13S & R23W
Deines, William E. & Donna L.	160	160	04/28/08	120	151	196	NE4 Sec 12, T14S & R24W
Diehl, Jeffrey L.	160	53 1/3	10/04/06	120	142	42	NE4 Sec 22, T14S & R24W (1/3 interest)
Diehl, Leslie E. & Rosemary R.	160	53 1/3	10/11/06	120	142	40	NE4 Sec 22, T14S & R24W (1/3 interest)
Diehl, Scott & Caroline Sally	160	53 1/3	09/28/06	120	142	44	NE4 Sec 22, T14S & R24W (1/3 interest)
Milton L. Dietz & Alfred D. Dietz Family Revocable Land Trust, dated 6/16/99, Alfred D.Dietz Trustee	160	160	04/12/06	120	141	473	NW4 Sec 18, T14S & R23W
Dreiling, Robert N. & Mary	160	160	11/30/06	120	141	689	NW4 Sec 30, T12 & R21W
Ervin, Robert B. & Ruth Elaine	160	80	04/04/06	120	141	521	SE4 Sec 34, T12S & R25W (1/2 interest)
R & E Revocable Living Trust, 2/7/02, Rubin & Ella M. Fabrizius, Trustees	2,000	2,000	09/30/06	120	141 174	469 32	S2 Sec 9, N2 & SE4 Sec. 11, N2 & SW4 Sec. 13, E2 of NW4 Sec. 15, NE4 Sec 23, NE4 Sec 29, T13S & R23W; SW4 Sec 34, T13S & R24W & NE4 Sec 4, T14S & R24W

Felder Trust dated 8/11/95, Louis M & Rosann Felder Trust dated 8/11/95	580	580	09/30/06	120	141	487	SW4 Sec 12, T13S & R25W & SE4 Sec 7, & W2 Sec 18 (except tracts of land in the NE corner of NW4 containing 55 acres), T13S & R24W
Folkers Trust, dated 6/20/90, Edna E.	480	480	02/07/07	120	144	387	NW4 Sec 31, T13S&R23W & SW4 Sec 25 & NE4 Sec 36, T13S & R24W
Folkers, Melvin R. & Gloria J.	320	320	09/30/06	120	141	489	SW4 Sec 8 and NW4 Sec 17, T13S & R24W
Garber, Glen D. & Jennifer I.	1,280	1,280	09/30/06	120	141	511	S2 Sec 19; S2 Sec 20, N2 Sec 29, S2 Sec 28, T12S & R25W
Garber, Glen D. & Jennifer I.	320	320	10/16/06	120	142	46	N2 Sec 30, T12S & R25W
Gerstner, Allen L. & Wava L.	320	320	06/01/07	72	146	328	E2 Sec 9, T11S, R25W
Gerstner, Allen L. & Wava L.	320	320	06/01/07	72	146	330	W2 Sec 9, T11S, R25W
Gerstner, Allen L. & Wava L.	160	160	06/01/07	72	146	332	SE4 Sec 15, T11S, R25W
Gerstner, Wendeline & Allen L. & Wava L Gerstner	320	320	06/01/07	72	146	334	E2 Sec 21, T11S, R25W
Gerstner, Wendeline	1,280	1,280	06/01/07	72	146	326	Sec 3, T11S, R25W; Sec 10, T11S, R25W
Hafliger, Robert D. & Mary Jo	480	320	02/06/07	120	144	391	NW4 Sec 4 & NW4 Sec 5, T13S & R24W
Hafliger, William R. & Virginia S.	1,760	1,120	09/30/06	120	141	467	N2 Sec 32, T12S & R23W; NW4 Sec 3, NW4 Sec 12, N2 & SW4 Sec 14, T13S & R24W
Harvey, Bradley D. & Karen	960	960	09/30/06	120	141	533	All of Sec 15, T13S & R25W; W2 of Sec 17, T14S & R25W
Harvey, Lois Jean	1,280	1,280	09/30/06	120	142	365	NW4 Sec 17,T13S & R25W; All of Sec 28, S2 Sec 30, T13S & R25W; SE4 Sec 17, T14S & R25W
Hinshaw, Donald E & Donna	160	160	02/07/07	120	144	468	NW4 Sec. 10, T13S & R23W
Johnson, Larry & Jacqueline	320	320	07/21/06	72	140	257	E2 Sec 19, T11S & R25W
J & M LLC	160	160	09/01/10	36	165	136	NE4 Sec 26, T11S & R25W
J & M LLC	160	160	09/01/10	36	165	138	SE4 Sec 26, T11S & R25W
J & M LLC	80	80	09/01/10	36	165	140	E2 SW4 Sec 26, T11S & R25W
Kroeger, Clara Nadine	160	160	03/30/06	120	137	516	SW4 Sec 30, T11S & R25W
Luce, Jeffery & Xani	320	320	06/02/06	120	139	200	NE4 Sec 19 & SW4 Sec 21, T13S & R25W
Luce, Kendall C. & Theresa	320	320	06/02/06	120	139	204	N2 Sec 21, T13S & R25W
Lynn, Ronald & Constance A.	320	320	01/17/07	120	143	645	N2 Sec 35 T13S & R23Wn
Lynd, Toby D. & Penny D.	80	80	05/31/06	120	139	166	N2 NE4 Sec 25, T11S & R22W

Lynd, Toby D. & Penny D.	80	80	05/31/06	120	139	168	S2 NE4 Sec 25, T11S & R22W
Lynd, Toby D. & Penny D.	80	80	05/31/06	120	139	170	N2 NW4 Sec 25, T11 S & R22W
Lynd, Toby D. & Penny D.	80	80	05/31/06	120	139	172	S2 NW4 Sec 25, T11S & R22W
Mai, Bruce E. & Joyce	480	480	02/06/07	120	144	405	NE4 Sec 20 & W2 Sec 21 (except a tract of land in the SW4 of Sec 21), T13W & R24W
Mai, Bruce E. & Joyce	720	720	09/30/06	120	141	493	N2 NE4 Sec 16, E2 Sec 29, W2 Sec 22, T13S & R24W
Mai, Bruce E., Joyce Mai & Elfriede H Mai, by Bruce E. Mai, Attorney in Fact	160	160	09/30/06	120	141	499	SW4 Sec 26, T13S & R24W
Mai, Elfriede H., by Bruce E. Mai, Attorney in Fact	1,120	1,120	09/30/06	120	141	471	E2 & SW4 Sec 15, SE4 Sec 21, NE4 Sec 28, T13S & R23W; NE4 & SW4 Sec 6, T13S & R24W
Malinowsky, Dorothy M. & Myron D.	480	480	03/03/06	120	137	526	N2 Sec 35 & SW4 Sec 35, T11S & R25W
Malir Trust, Kenneth C.; Kenneth C. Malir, Trustee; Karen M. & Brian Temple (H&W); & Christy A, & Richard Falkner (H&W)	320	320	08/31/06	120	141	247	N2 Sec 3, T14S & R25W
Malir Trust, dated 5/29/91, Kenneth C; Kenneth C. Malir Trustee	80	80	09/06/06	120	141	250	W2 NE4 Sec 17, T14S & R 25W
Malsom, Tony B.	320	320	09/30/06	120	141	517	N2 Sec 24, T12S & R25W
Merten Revocable Trust, Robert W. & Karol Kay, Robert W. & Karol Kay, Trustee	600	440	09/30/06	120	141	503	SW4 Sec 3, NW4 Sec 10, & NE4 Sec 4 (less a tract in S2 NE4) T13S & R24W
Miller, Allen L & Estella R.	720	720	09/30/06	120	141	497	N2 & SE4 Sec 26, T13S & R24W & NW4 Sec 10 & a tract of land in E2 SW4 Sec 3, T14S & R24W
Miller, Timothy G. & Ann M.	2,480	2,480	09/30/06	120	141	505	SE4 Sec 7, W2 NE4 Sec 16, W2 Sec 27, NE4 Sec 30, T11S & R25W; N2 Sec 3, All of Sec 4, E2 Sec 21, T12S & R25W; E2 W2 & E2 Sec 29, T12S & R23W
Miller, Wilson Herrick	320	320	09/04/09	36	159	208	N2 Sec 24, T13S & R25W
Miller, Wilson Herrick	320	320	09/04/09	36	159	206	E2 Sec 19, T13S & R24W
Morell, Harold & Janice Fief	800	800	09/30/06	120	141	507	SE4 Sec 6; S2 Sec 15 & W2 Sec 35, T12S & R25W
Mollenkamp Family Trust A dated 5/21/93, by Anita Mosher, Trustee	400	400	09/30/06	120	141	479	N2 & SE 80 ac of S2 Sec 31, T12S & R24W
Mollenkamp Family Trust B dated 5/21/93, by Anita Mosher, Trustee	240	240	09/30/06	120	141	481	S2 Sec 31, T12S & R24W (less SE 80 acres)
Peil Trust dated 2/20/97; Bruce B Peil & Wilma A Wilma A. Peil Trustee.	160	160	05/03/06	120	139	182	SW4 Sec 2 T14 R23
Parke, Peter G.	160	160	05/12/06	72	138	531	SE4 Sec 33, T13S & R24W

Parke, Peter G.	120	120	05/12/06	72	138	533	N2 NW4 & N2 S2 NW4 Sec 33, T13S & R24W
Parke, Peter G.	160	160	05/12/06	72	138	525	SW4 Sec 9, T13S & R24W
Parke, Peter G.	80	80	05/12/06	72	138	523	E2 NE4 Sec 7, T14S & R23W
Purinton, Leonard W. & Irene	1,680	1,680	05/31/06	120	139	206	NE4 & W2 Sec 5, all of Sec 6, W2 NE4 & NW4 Sec 8, T14S & R25W & S2 Sec 32, T13S & R25W
Purinton, Leonard Wayne & Sandra K.	160	160	04/30/06	120	138	353	NW4 Sec 32, T13S & R25W
Rein Revocable Trust, dated 3/13/91, Jack C. Rein & Diane M. Rein, Trustees	80	80	05/07/07	60	148	142	N2 NE4 Sec 10, T13S & R23W
Rein Revocable Trust, dated 3/13/91, Jack C. Rein & Diane M. Rein, Trustees	160	160	05/07/07	60	148	140	SW4 Sec. 3, T13S &R23W
Rhoades, dated 5/15/97, Irrevocable Inter Vivos Trust of Frank Monte & Revocable Inter Vivos Trust of Lois Rhoades, 5/15/97	160	160	04/30/06	72	138	311	SE4 Sec 34, T11S & R23W
Rhoades, dated 5/15/97, Irrevocable Inter Vivos Trust of Frank Monte & Revocable Inter Vivos Trust of Lois Rhoades, 5/15/97	160	160	04/30/06	72	138	309	NE4 Sec 34, T11S & R23W
Rhoades, dated 5/15/97, Irrevocable Inter Vivos Trust of Frank Monte & Revocable Inter Vivos Trust of Lois Rhoades, 5/15/97	133	133	04/30/06	72	138	315	SW4 Sec 34 (less 27 acres) T11S & R23W
Rhoades, dated 5/15/97, Irrevocable Inter Vivos Trust of Frank Monte & Revocable Inter Vivos Trust of Lois Rhoades, 5/15/97	160	160	04/30/06	72	138	313	NW4 Sec 34, T11S & R23W
Rhoades, dated 5/15/97, Irrevocable Inter Vivos Trust of Frank Monte & Revocable Inter Vivos Trust of Lois Rhoades, 5/15/97	160	160	04/30/06	72	138	305	SW4 Sec 27, T11S & R23W
R Rhoades, dated 5/15/97, Irrevocable Inter Vivos Trust of Frank Monte & Revocable Inter Vivos Trust of Lois Rhoades, 5/15/97	160	160	04/30/06	72	138	303	SE4 Sec 27, T11S & R23W
Rhoade Rhoades, dated 5/15/97, Irrevocable Inter Vivos Trust of Frank Monte & Revocable Inter Vivos Trust of Lois Rhoades, 5/15/97	160	160	04/30/06	72	138	317	SE4 Sec 35, T11S & R23W

Rhoades, dated 5/15/97, Irrevocable Inter Vivos Trust of Frank Monte & Revocable Inter Vivos Trust of Lois Rhoades, 5/15/97	160	160	04/30/06	72	138	319	NW4 Sec 35, T11S & R23W
Rhoades, dated 5/15/97, Irrevocable Inter Vivos Trust of Frank Monte & Revocable Inter Vivos Trust of Lois Rhoades, 5/15/97	160	160	04/30/06	72	138	321	SW4 Sec 35, T11S & R23W
Richeson, John & Madonna	60	60	09/30/06	120	141	495	A tract of land in NW4 Sec 18, T13S & R24W (35 ac); & a tract of land in NW4 Sec 18, T13S & R24W (25 ac)
Riggs, Leonard E. & Connie B.	240	240	06/02/06	120	139	202	NE4 Sec 20 & W2 SE4 Sec 20, T13W & R25W

Rosproy, Louis	3513	953	05/12/06	120	138	573	E2 & SW4 Sec 31 & N2 Sec 32 (less 7.4 acres) T13S - R23W; NW4 Sec 4 T14S - R24W
RW Farms, Inc.	160	160	10/19/06	120	142	177	SE4 Sec 21, T13S & R24W
Satran Family Trust an Irrevocable Trust dated 9/22/92, Joseph D: by Grace N. Satran, Trustee	160	160	07/25/06	120	140	323	NE4 Sec 36, T12S & R23W
Satran Family Trust an Irrevocable Trust dated 9/22/92, Joseph D: by Grace N. Satran, Trustee	80	80	07/25/06	120	140	325	SE4 Sec 36, T12S & R23W, except a tract of land
Satran, James G. & Debra G.	80	80	07/27/06	120	140	327	A tract of land in the SE4 Sec 36, T12S & R23W
Schamberger Trust dated 3/5/93, Paul	160	160	10/19/09	36	159	721	NW4 Sec 21, T12S & R25W
Schamberger Trust dated 3/5/93, Paul	160	160	10/19/09	36	159	723	SW4 Sec 21, T12S & R25W
Schamberger Trust dated 3/5/93, Paul	160	160	10/19/09	36	159	725	NE4 Sec 28, T12S & R25W
Schamberger Trust dated 3/5/93, Paul	160	160	10/19/09	36	159	727	NW4 Sec 28, T12S & R25W
Schmitt, Bradley D. & Margaret M.	1,080	1,000	05/01/06	120	138	333	SW4 Sec 35 (1/2 interest) T12S & R23W; S2 NE4, NW4, E2 E2 SW4 & SE4 Sec 2, NE4 Sec 3 and NE4 Sec 4, T13S & R25W; & NE4 Sec 35, T12S & R25W
Schmitt, Randall F. & Mary	800	735	05/01/06	120	138	335	SW4 Sec 35 (1/2 interest), T12S & R23W; N2 NE4 Sec 2, NW4 Sec 4, NE4 Sec 10, S2 NE4 & 15 acres in SE4 NW4 Sec 11, NW4 Sec 14, T13S & R25W
Schneider Family Revocable Living Trust	80	80	01/18/12	36	175	587	E2 NE4 Sec 18, T13S & R23W
Schneider Family Revocable Living Trust	160	160	01/18/12	36	175	589	SW4 Sec 24, T13S & R24W
Schneider Family Revocable Living Trust	160	160	01/18/12	36	175	591	SE4 Sec 30, T13S & R24W
Schneider Family Revocable Living Trust	240	240	01/18/12	36	175	593	NE4 & E2 NW4 Sec 31, T13S & R24W
Schneider Family Revocable Living Trust	80	80	01/18/12	36	175	595	N2 NW4 Sec 32, T13S & R24W
Schneider, Laura	480	480	05/01/06	72	138	323	N2 & SW4 Sec 36, T13S & R23W
Schneider, Remis & Marilyn	1840	1840	05/01/06	120	138	325	N2 & SW4 Sec 19, T14S & R22W (less small tract), SE4 Sec 2, N2 of NE4 Sec 11, all of Sec 10, S2 Sec 14 (less small tract) NW4 Sec 15, T14S & R23W
Schneider Revocable Trust dated 11/18/99, Bernhardt; by Michael L. Schneider, Trustee	160	160	9/21/06	120	141	392	NE4 Sec 30, T13S & R24W
Schneider Revocable Trust dated 11/18/99, Bernhardt; by Michael L Schneider, Trustee	160	160	9/21/06	120	141	394	NW4 Sec 30, T13S & R24W
Schneider Revocable Trust dated 11/18/99 Bernhardt; by Michael L. Schneider, Trustee	160	160	9/21/06	120	141	396	SW4 Sec 30, T13S & R24W

Schneider Revocable Trust dated 11/18/99, Bernhardt; by Michael L. Schneider, Trustee	160	160	09/21/06	120	141	404	SE4 Sec 36, R13S & R25W
Schneider Revocable Trust dated 11/18/99, Bernhardt; by Michael L. Schneider, Trustee	160	160	09/21/06	120	141	406	NW4 Sec 36, T13S & R24W
Schneider Revocable Trust dated 11/18/99, Bernhardt; by Michael L. Schneider, Trustee	160	160	09/21/06	120	141	408	SW4 Sec 36, T13S & R25W
Schneider Revocable Trust dated 11/18/99, Bernhardt; by Michael L. Schneider, Trustee	480	480	09/30/06	120	141	529	W2 Sec 23 T13S & R25W & NE4 Sec 17, T13S & R24W
Schneider Revocable Trust dated 11/18/99, Viola E; by Michael L Schneider, Trustee	160	160	09/21/06	120	141	398	SE4 Sec 31, T13S & R24W
Schneider Revocable Trust dated 11/18/99, Viola E; by Michael L Schneider, Trustee	80	80	09/21/06	120	141	400	W2 NW4 Sec 31, T13S & R24W
Schneider Revocable Trust dated 11/18/99, Viola E; by Michael L Schneider, Trustee	160	160	09/21/06	120	141	402	SW4 Sec 31, T13S & R24W
Schoenberger, Gerard & Amy & John E. Schreider	160	160	09/23/11	48	173	676	SE4 Sec 34, T13S & R 24W
Schoenberger, Gerard & Amy	160	160	09/23/11	48	173	678	SW4 Sec 25, T13S & R25W
Schoenberger, Gerard & Amy	160	160	09/23/11	48	173	679	NW4 Sec 36, T13S & R25W
Schoenberger Revocable Trust dated 9/28/92, Lydia Lydia Schoenberger, Trustee	160	160	07/27/06	120	140	359	NE4 Sec 25, T13S & R25W
Schoenberger Revocable Trust dated 9/28/92, Lydia Lydia Schoenberger, Trustee	160	160	07/27/06	120	140	361	NW4 Sec 25, T13S & R25W
Schoenberger, Victor J. & Colleen	160	160	09/26/11	48	173	677	SW4 Sec 24, T13S & R25W
Schreider, John E.	160	160	09/28/11	60	173	675	NW4 Sec 21, T14S & R23W
Sellers Family Trust dated 4/25/95, by Gladys M. Sellers, Trustee	320	320	03/30/06	120	137	502	N2 Sec 2, T13S & R23W
Scott, Antia June & Elmond L.	240	240	04/25/08	60	151	119	N2 SE4 Sec3, T13S & R23W & SW4 Sec 27 T12S & R25W
Sherwood, Sara J. & John F.	160	160	04/08/05	120	142	32	SW4 Sec 11, T13S & R23W
Spalsbury Revocable Living Trust dated 2/22/95; Carol J. & Arthur L. Spalsbury, Trustees	640	320	09/30/06	72	141	475	NW4 Sec 30, T12S & R24W; SE4 Sec 12, T12S & R25W
Spalsbury Revocable Living Trust dated 2/22/95; Carol J. & Arthur L. Spalsbury, Trustees, etal	160	160	09/30/06	72	141	535	SE4 Sec 25, T12S, R25W
Sutcliffe, Stewart & Powers, Inc.	480	480	10/19/06	120	142	187	E2 Sec 12, T13S & R25W; NE4 Sec14, T13 & R25W
Tidball, Vernice A.	960	640	05/01/06	120	138	343	Sec 11, T11S & R25W
Waggoner, Galen R.	160	160	09/30/06	120	141	477	SW4 Sec 30, T12S & R24W

Walt, LaVerne & Linda	720	720	9/29/11	60	174	26	S2 NW4 & SE4 Sec 23,except a tract in the NE corner of SE4 Sec 23, T12S & R25W & SW4 & N2 Sec 27, except a tract in the NW of N2 Sec 27, T13S & R25W
Walt, Robert J. & Carol	1,240	1,240	05/01/06	120	138	347	NE4 Sec 13, NW4 Sec 15, SE4 Sec 22, NE4 NW4 & S2 NW4 Sec 22, T12S & R25W; SW4, Sec 16, T13S &R25W; SE4 Sec 24, T13S & R25W; & W2 Sec 31, T13S & R25W
Walt Trust dated 4/27/92, Rosemary & Ted Walt, Jr. Trust dated 4/27/92; Theodore aka Ted Walt Jr. & Rosemary, Co-Trustees	160	160	05/12/06	72	138	545	NE4 Sec 32, T12S & R25W
Walt Trust dated 4/27/92, Rosemary & Ted Walt, Jr. Trust dated 4/27/92; Theodore aka Ted Walt Jr. & Rosemary, Co-Trustees	160	160	05/12/06	72	138	551	NE4 Sec 29, T13S & R25W
Walt Trust dated 4/27/92, Rosemary & Ted Walt, Jr. Trust dated 4/27/92; Theodore aka Ted Walt Jr. & Rosemary, Co-Trustees	160	160	05/12/06	72	138	553	SE4 Sec 29, T13S & R25W
Walt Trust dated 4/27/92, Rosemary & Ted Walt, Jr. Trust dated 4/27/92, Theodore aka Ted Walt Jr. & Rosemary, Co-Trustees	160	160	05/12/06	72	138	555	NW4 Sec 29, T13S & R25W
Walt Trust dated 4/27/92, Rosemary & Ted Walt, Jr. Trust dated 4/27/92, Theodore aka Ted Walt Jr. & Rosemary, Co-Trustees	160	160	05/12/06	72	138	557	SW4 Sec 29, T13S & R25W
Walt Trust dated 4/27/92, Rosemary & Ted Walt, Jr. Trust dated 4/27/92, Theodore aka Ted Walt Jr. & Rosemary, Co-Trustees	160	160	05/12/06	72	138	559	NE4 Sec 31, T13S & R25W
Walt Trust dated 4/27/92, Rosemary & Ted Walt, Jr. Trust dated 4/27/92, Theodore aka Ted Walt Jr. & Rosemary, Co-Trustees	160	160	05/12/06	72	138	561	SE4 Sec 31, T13S & R25W
Walt Trust dated 4/27/92, Rosemary & Ted Walt, Jr. Trust dated 4/27/92, Theodore aka Ted Walt Jr. & Rosemary, Co-Trustees	160	160	05/12/06	72	138	563	NE4 Sec 20, T14S & R25W
Walt, Terry & Laura	160	160	05/12/06	120	138	529	SW4 Sec 17,T13S-R24W
Walt, Terry & Laura	160	160	05/12/06	120	138	527	SE4 Sec 17, T13S & R24W
Walt, Terry & Laura	160	160	05/12/06	120	138	537	NE4 Sec 29, T11S & R25W
Walt, Terry & Laura	160	160	05/12/06	120	138	539	SE4 Sec 29, T11S & R25W
Walt, Terry & Laura	160	160	05/12/06	120	138	543	SW4 Sec 29, T11S & R25W
Walt, Terry & Laura	160	160	05/12/06	120	138	541	NW4 Sec 29, T11S & R25W
Walt, Terry & Laura	160	160	05/12/06	120	138	547	NW4 Sec 5, T13S & R25W
Walt, Terry & Laura	80	80	05/12/06	120	138	549	E2 SW4 Sec 5, T13S & R25W
Walt, Terry & Laura	160	160	05/12/06	120	138	535	SW4 Sec 20, T11S & R25W
Wanker, Patrick G. & Charlotte R.	640	640	09/30/06	72	141	483	S2 Sec 4, NW4 Sec 19, T13S & R 24W; SW4 Sec 36, T12S & R25W
Wedermyer, Douglas D. & Sandra K.	160	160	09/30/06	120	141	485	NE4 Sec 7, T13S & R24W

Wedermyer Revocable Trust dated 11/6/98, Kathryn N; Kathryn N. Wedermyer, Trustee	160	160	08/08/06	120	140	640	SE4 Sec 6, T13S & R 24W
Wedermyer Revocable Trust dated 11/6/98, Kathryn N; Kathryn N. Wedermyer, Trustee	160	160	08/08/06	120	140	642	NW4 Sec 7, T13S & R24W
Wilds, Neff E. & Wanda Lee	1,280	1,120	02/07/07	120	144	411
    N2 SW4 Sec 10, T13S & R24W, W2 SE4 Sec 27,  T13S & R25W; W2 NE4 &
    S2 SW4,all of NW4 Sec 34, T13S & R25W; SE4 SE4 Sec 4, T14S & R25W;
    E2 NE4 Sec 4, T14S & R25W;  NW4 Sec 10, T14S & R25W; E2 E2 SW4 Sec 26,
    T13S & R25W; S2 Sec 35, T13S & R25W

Yanke, Albert R. & Karlynn K. (Fabrizius)	160	160	05/20/09	36	157	189	NW4 Sec 2, T14S & R24W
Yanke, Albert R. & Karlynn	320	320	11/12/09	36	160	173	E2 Sec 27, T13S & R24W
Yanke, Albert R. & Karlynn K.	320	320	01/17/07	72	143	647	W2 Sec 25, T13S & R23W
Ziegler, Annie	960	960	02/07/07	72	144	409	S2 & NE4 Sec 26, T12S& R25W; N2 & SE4 Sec 33, T12S, R25W
Ziegler, Betty Jean	160	160	09/30/06	120	141	519	NE4 Sec 34, T12S & R 25W
Ziegler, Douglas E.	480	480	09/30/06	120	141	515	N2 Sec 20, SW4 Sec 22, T12S & R25W
Zimmerman Living Trust dated 11/21/01, Martina F; Martina F. & Donald D. Zimmerman, Trustees	160	160	09/30/06	120	141	501	NE4 Sec 34, T13S & R24W
TREGO TOTAL NET ACREAGE		58,761

GOVE COUNTY, KANSAS
Lessor	Gross	Net	Effective	Term	Recorded		Legal Description: Legend:North=N, East=E, South=S, West=W, Section=Sec
	Acreage	Acreage	Date	(Months)	Book	Page	Township=T, Range=R, Quarter=4 & Half 2
Johnson, Larry L. & Jacqueline	320	320	07/21/06	72	152	679	N2 Sec 14, T11S, R26W
Johnson, Larry L. & Jacqueline	320	320	07/21/06	72	152	681	E2 Sec 11, T11S, R26W
Johnson, L&J & Meranda, B.	320	320	07/21/06	72	152	677	W2 Sec 13, T11S, R26W
Johnson, Larry L. & Jacqueline	320	320	07/21/06	72	152	683	N2 Sec 24, T11S, R26W
Harvey, Bradley D. & Karen	320	320	05/07/06	120	155	515	SW4 Sec 12, T14S, T26W; NW4 Sec 13, T14S, T26W
Maxwell, Howard L. & Helen M.	640	640	05/30/07	60	156	53	Sec 12, T11S, R26W
Maxwell, Howard L. & Helen M.	640	640	05/30/07	60	156	51	S2 Sec 22, T11S, R26W; N2 Sec 27, T11S, R26W
Maxwell, Howard L. & Helen M.	160	160	05/30/07	60	156	49	SW4 Sec 19, T11S, R26W
Maxwell, Howard L. & Helen M.	160	160	05/30/07	60	156	47	NE4 Sec 8, T11S, R26W
Schwarzenberger, Thomas E, etal	640	640	06/17/07	60	156	282	NW4 Sec 1, T13S, R26W; N2 & SW4 Sec 2, T13S, R26W
Ziegler, Annie	480	480	11/05/07	72	155	517	W2 Sec 9, T12S, R29W;NE4 Sec 17, T12S, R29W
Zimmerman Trust, Martina F.	374	374	09/30/06	120	153	494	SW4 & N2 NW4 (Except 26 acres NW4) Sec 23, & SE4 Sec 22, T12S & R26W

TOTAL GOVE ACREAGE	4,694	4,694

LYND FAMILY TRUST TREGO COUNTY, KANSAS
Lessor	Gross	Net	Effective	Term	Recorded		Legal Description
	Acreage	Acreage	Date	in Months	Book	Page	Legend:North=N, East=E, South=S, West=W, Section=Sec, Township=T, Range=R, Quarter=4 & Half 2
Lynd Family Trust dated 10/30/96, Delmer W. & Dorothy M., Trustees	80	80	05/31/06	120	139	142	W2 SW4 Sec 5, T11S & R21W
Lynd Family Trust dated 10/30/96, Delmer W. & Dorothy M., Trustees	80	80	05/31/06	120	139	144	S2 SE4 Sec 18, T11S & R21W
Lynd Family Trust dated 10/30/96, Delmer W. & Dorothy M., Trustees	80	80	05/31/06	120	139	146	N2 SW4 Sec 18, T11S & R21W
Lynd Family Trust dated 10/30/96, Delmer W. & Dorothy M., Trustees	80	80	05/31/06	120	139	148	S2 SW4 Sec 18, T11S & R21W
Lynd Family Trust dated 10/30/96, Delmer W. & Dorothy M., Trustees	80	80	05/31/06	120	139	150	N2 SE4 Sec 13, T11S & R22W
Lynd Family Trust dated 10/30/96, Delmer W. & Dorothy M., Trustees	80	80	05/31/06	120	139	152	S2 SE4 Sec 13, T11S & R22W
Lynd Family Trust dated 10/30/96, Delmer W. & Dorothy M., Trustees	80	80	05/31/06	120	139	154	N2 SW4 Sec 13, T11S & R22W
Lynd Family Trust dated 10/30/96, Delmer W. & Dorothy M., Trustees	80	80	05/31/06	120	139	156	S2 SW4 Sec 13, T11S & R22W
Lynd Family Trust dated 10/30/96, Delmer W. & Dorothy M., Trustees	80	80	05/31/06	120	139	158	N2 SE4 Sec 14, T11S & R22W
Lynd Family Trust dated 10/30/96, Delmer W. & Dorothy M., Trustees	80	80	05/31/06	120	139	160	S2 SE4 Sec 14, T11S & R22W
Lynd Family Trust dated 10/30/96, Delmer W. & Dorothy M., Trustees	80	80	05/31/06	120	139	174	N2 SE4 Sec 26, T11S & R22W
Lynd Family Trust dated 10/30/96, Delmer W. & Dorothy M., Trustees	80	80	05/31/06	120	139	176	S2 SE4 Sec 26, T11S & R22W
Lynd Family Trust dated 10/30/96, Delmer W. & Dorothy M., Trustees	80	80	05/31/06	120	139	178	N2 NW4 Sec 36, T11S & R22W
Lynd Family Trust dated 10/30/96, Delmer W. & Dorothy M., Trustees	80	80	05/31/06	120	139	180	S2 NW4 Sec 36, T11S & R22W

Total Net Acreage                                                                                     1,120

LEASEHOLD PURCHASE AGREEMENT

Exhibit B

ASSIGNMENT OF OIL AND GAS LEASES

 KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, WEVCO PRODUCTION, INC., whose mailing address is 1933 E. Dublin Granville Road, PMB 107, Columbus, OH 43229 (the “Assignor”) for and in consideration of good and valuable considerations, the receipt whereof is hereby acknowledged, does hereby sell, transfer, convey and assign, without warranty of title, either expressed or implied, unto CIRCLE STAR ENERGY CORP., a Nevada corporation, whose mailing address is 7065 Confederate Park Road, Ste 102, Fort Worth, TX 76102 (the “Assignee”), all of Assignor’s rights, title and working interest in and to those certain oil and gas leases containing _____ acres, more or less, situated in Sections  of Township _____ Range _____ West and ________ County, Kansas, described more fully in Exhibit A, attached hereto and made a part hereof (the “Leaseholds”), subject to prior reservations totaling 4.5% of 8/8 overriding royalty interest recorded in the Office of the Register of Deeds, Trego County, Kansas in Book 175 at Pages 558 and 566 and in Book ___ at Pages ____ and recorded in the Office of the Register of Deeds, Gove County, Kansas in Book 176 at Pages 342 and 344 and in Book ___ at Pages ____.  The Leaseholds represent a one hundred percent (100%) working interest and no less than an eighty three percent (83%) net revenue interest.

Assignee hereby agrees to be bound by and fulfill all of the terms, conditions, limitations and covenants incorporated in the Leases and assumes and agrees to pay, perform or carry, as the case may be, its proportionate part of any existing royalties, overriding royalties, rentals, payments out of or with respect to production, and all other leasehold burdens and encumbrances of record as of the date hereof to the extent of Assignee’s proportionate working interest.

This Assignment is made with full substitution and subrogation of Assignee in and to all representations and warranties of every kind and character heretofore given or made to Assignor and Assignor’s predecessors in title by others with respect to the Lease herein assigned.

Assignee hereby agrees to indemnify and hold Assignor safe and harmless from and against any or all loss, cost, including reasonable attorney fees, liabilities, damages, actions, claims or obligations resulting from Assignee’s actions, operations or the exercise of any rights assumed in connection therewith, including all governmental rules and regulations, in connection with the lands covered under the Lease, extensions thereof, or renewals, thereto, or any covenants incorporated therein

Assignor covenants that Assignor is the lawful owner of the interests in the Leases, that Assignor has the right and authority to sell and convey the same, and that the Leases are free and clear all encumbrances created by, through or under Assignor.

The rights of either party hereto may be assigned in whole or in part. This Assignment and its terms, conditions and stipulations shall be binding on Assignee and Assignor and shall extend to and be binding upon their respective successors and/or assigns.

B-1

IN WITNESS WHEREOF, the undersigned have set their hands this ___ day of March, 2012.

Assignee:	Assignor:
CIRCLE STAR ENERGY CORP.	WEVCO PRODUCTION, INC.
a Nevada corporation	an Ohio corporation

By:_____________________________	By:_____________________________
Jeff Johnson, CEO	William E. Valentine, President

CORPORATE ACKNOWLEDGEMENTS

STATE OF TEXAS	:
	:	SS:
COUNTY OF ___________________	:

The foregoing instrument was acknowledged before me this ___ day of March, 2012, by Jeff Johnson, the Chief Executive Officer of Circle Star Energy Corp., a Nevada corporation, on behalf of said entity.

Notary Public

STATE OF OHIO	:
	:	SS:
COUNTY OF FRANKLIN	:

The foregoing instrument was acknowledged before me this ___ of March, 2012, by William E. Valentine, the President of Wevco Production, Inc., an Ohio corporation, on behalf of said entity.

Notary Public

This Instrument was prepared by:
WEVCO PRODUCTION, INC.
1933 E. Dublin Granville Road
PMB 107, Columbus, OH 43229

B-2

LEASEHOLD PURCHASE AGREEMENT

Exhibit C

DISCLOSURE

Delmer W. Lynd, et al. v. Wevco Production, Inc., District Court of Trego County, Kansas, Case No. 11 CV 18.

C-1